                                                                   EXHIBIT 99.11

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                                 MASTER &  SCHED
                                      % OF    GROSS  GROSS    GROSS     GROSS    SUB SERV   REM
            COUNT       BALANCE      BALANCE  RATE   MARGIN  LIFECAP  LIFEFLOOR    FEES    TERM
            -----  ----------------  -------  -----  ------  -------  ---------  --------  -----
493 -  500      5           494,977    0.06   8.472   8.028   15.379    8.676     0.500     356
501 -  510     26         3,932,756    0.49   7.935   7.019   14.224    7.924     0.500     348
511 -  520     24         3,606,980    0.45   7.863   6.821   14.075    7.731     0.500     356
521 -  530     68         9,597,593    1.21   7.601   6.926   13.594    7.483     0.500     351
531 -  540     96        13,427,874    1.69   7.734   7.094   13.944    7.678     0.500     355
541 -  550    174        26,646,823    3.35   7.709   7.003   14.105    7.698     0.500     353
551 -  560    177        28,306,436    3.55   7.722   6.924   14.005    7.600     0.500     353
561 -  570    280        38,986,144    4.89   7.884   7.302   14.371    7.934     0.500     354
571 -  580    230        33,589,342    4.22   7.679   7.041   14.119    7.657     0.500     351
581 -  590    290        46,179,598    5.80   7.369   6.632   13.743    7.309     0.500     354
591 -  600    312        46,876,555    5.89   7.192   6.334   13.579    7.090     0.500     351
601 -  610    429        64,386,653    8.08   7.082   6.305   13.265    6.893     0.500     347
611 -  620    427        62,056,823    7.79   7.121   6.275   13.286    6.900     0.500     344
621 -  630    451        69,615,479    8.74   7.095   6.292   13.198    6.837     0.500     343
631 -  640    413        56,768,702    7.13   7.174   6.252   13.191    6.846     0.500     343
641 -  650    362        51,253,280    6.44   7.000   6.192   13.083    6.764     0.500     345
651 -  660    320        44,817,650    5.63   6.926   5.984   12.939    6.540     0.500     340
661 -  670    314        47,559,620    5.97   6.871   5.955   12.890    6.527     0.500     340
671 -  680    197        30,179,110    3.79   6.745   5.897   12.703    6.455     0.500     343
681 -  690    194        29,458,049    3.70   6.925   6.011   12.906    6.584     0.500     339
691 -  700    131        19,437,435    2.44   6.961   6.078   12.854    6.567     0.500     337
701 -  710     90        13,758,262    1.73   6.855   5.775   12.804    6.526     0.500     339
711 -  720     78        12,581,810    1.58   6.691   5.702   12.648    6.326     0.500     342
721 -  730     74        10,202,361    1.28   6.823   5.987   12.839    6.529     0.500     339
731 -  740     61         8,787,374    1.10   6.775   5.990   12.680    6.410     0.500     340
741 -  750     46         6,885,681    0.86   6.614   5.487   12.699    6.274     0.500     344
751 -  760     50         6,927,073    0.87   6.967   5.630   12.635    6.319     0.500     332
761 -  770     29         3,333,497    0.42   7.163   6.408   13.205    6.900     0.500     331
771 -  780     24         3,102,154    0.39   6.861   5.959   13.047    6.565     0.500     341
781 -  790     12         2,048,561    0.26   6.166   5.753   12.003    6.003     0.500     347
791 -  800      8         1,079,267    0.14   6.813   5.664   13.065    6.450     0.500     340
801 -  810      5           582,071    0.07   6.927   6.207   12.802    6.624     0.500     324
811 -  813
            -----  ----------------           -----   -----   ------    -----     -----     ---
            5,397  $ 796,465,988.14           7.177   6.362   13.343    6.973     0.500     346

                                              MONTH
             REM   ORIG   INITIAL  PERIODIC  TO NEXT  PROVIDED      KNOWN
            AMORT  TERM     CAP      CAP       ADJ      LTV         FICOS     AVG BALANCE  LTV>80W/MI
            -----  -----  -------  --------  -------  --------      -----     -----------  ----------
493 -  500   356    360    3.000    1.000      20      68.53         500         98,995       0.00
501 -  510   348    352    3.000    1.000      20      72.51         506        151,260       0.00
511 -  520   356    360    3.000    1.000      23      71.24         516        150,291       0.00
521 -  530   351    355    2.967    1.000      22      73.26         526        141,141       0.00
531 -  540   355    360    3.045    1.052      21      77.05         536        139,874       0.00
541 -  550   353    357    3.000    1.031      20      79.49         546        153,143       0.00
551 -  560   353    358    3.000    1.040      21      79.32         556        159,923       0.00
561 -  570   354    358    2.931    1.036      20      79.81         566        139,236       0.00
571 -  580   351    356    2.905    1.047      19      79.69         576        146,041       0.00
581 -  590   355    359    2.994    1.077      21      82.19         586        159,240       0.00
591 -  600   354    356    2.953    1.070      21      82.12         596        150,245       0.00
601 -  610   353    352    2.967    1.073      21      82.60         605        150,085       0.00
611 -  620   352    349    2.971    1.078      21      82.53         616        145,332       0.00
621 -  630   353    348    2.967    1.091      21      83.48         625        154,358       0.00
631 -  640   354    347    2.974    1.100      21      83.77         636        137,454       0.00
641 -  650   354    350    2.981    1.077      22      82.46         645        141,584       0.00
651 -  660   353    345    2.967    1.085      21      82.99         656        140,055       0.00
661 -  670   353    345    2.923    1.096      21      84.00         666        151,464       0.00
671 -  680   354    348    2.976    1.062      21      83.79         675        153,193       0.00
681 -  690   353    343    2.975    1.062      21      84.81         686        151,846       0.00
691 -  700   354    342    2.975    1.039      20      84.80         695        148,377       0.00
701 -  710   352    344    3.086    1.025      22      83.40         704        152,870       0.00
711 -  720   354    346    2.921    1.071      21      83.46         715        161,305       0.00
721 -  730   351    344    3.000    1.024      20      85.14         725        137,870       0.00
731 -  740   355    345    2.936    1.027      20      84.54         735        144,055       0.00
741 -  750   354    349    3.000    1.086      22      85.36         745        149,689       0.00
751 -  760   353    337    3.000    1.046      21      84.63         756        138,541       0.00
761 -  770   349    336    3.000    1.122      22      85.38         765        114,948       0.00
771 -  780   355    346    3.193    1.072      26      83.35         774        129,256       0.00
781 -  790   355    352    3.000    1.000      19      81.93         784        170,713       0.00
791 -  800   355    345    3.000    1.109      19      84.22         793        134,908       0.00
801 -  810   340    329    3.000    1.000      19      80.79         802        116,414       0.00
811 -  813
             ---    ---    -----    -----     ---      -----         ---      -----------     ----
             353    350    2.970    1.068      21      82.32         626      $147,575.69     0.00

Portfolio->rfcarm

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